Exhibit 10.2

TERM LOAN NOTE

$13,000,000.00	June 12, 2024

The undersigned (each, a "Borrower" and collectively, the "Borrowers"), for value received, promises to pay to the order of ECLIPSE BUSINESS CAPITAL SPV, LLC (f/k/a ENCINA BUSINESS CREDIT SPV, LLC) ("Lender"), at its principal office, the aggregate unpaid amount of the Term Loan made to Borrowers by Lender pursuant to the Loan Agreement (defined below), such principal amount to be payable on the dates and in the manner set forth in the Loan Agreement.

Borrowers further promise to pay interest on the unpaid principal amount of the Term Loan from the date of such Term Loan until such Term Loan is paid in full, payable at the rate(s) and at the time(s) set forth in the Loan Agreement. Payments of both principal and interest are to be made in lawful money of the United States of America.

This Term Loan Note evidences indebtedness incurred under, and is subject to the terms and provisions of, the Loan and Security Agreement, dated as of October 2, 2019 (as amended, restated or otherwise modified from time to time, the "Loan Agreement"), among Borrowers, the other Loan Party Obligors from time to time party thereto, Lender, the other Lenders from time to time party thereto and ECLIPSE BUSINESS CAPITAL LLC (F/K/A ENCINA BUSINESS CREDIT, LLC), as agent for the Lenders (in such capacity, "Agent"), to which Loan Agreement reference is hereby made for a statement of the terms and provisions under which this Term Loan Note may or must be paid prior to its due date or its due date accelerated. Terms not otherwise defined herein are used herein as defined in the Loan Agreement

THIS TERM LOAN NOTE IS MADE UNDER AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED THEREIN WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES.

[signature pages follow]

NEOS THERAPEUTICS, INC., a Delaware corporation, as a Borrower
By:	/s/ Joshua R. Disbrow
Name:	Joshua R. Disbrow
Title:	Chief Executive Officer

NEOS THERAPEUTICS BRANDS, LLC, a Delaware limited liability company, as a Borrower
By:	/s/ Joshua R. Disbrow
Name:	Joshua R. Disbrow
Title:	Chief Executive Officer

NEOS THERAPEUTICS, LP, a Texas limited partnership, as a Borrower

By:	/s/ Joshua R. Disbrow
Name:	Joshua R. Disbrow
Title:	Chief Executive Officer

Signature Page to Term Loan Note

AYTU BIOPHARMA, INC., a Delaware corporation, as a Borrower

By:	/s/ Joshua R. Disbrow
Name:	Joshua R. Disbrow
Title:	Chief Executive Officer

PHARMAFAB TEXAS, LLC, a Texas limited liability company, as a Borrower

By:	/s/ Joshua R. Disbrow
Name:	Joshua R. Disbrow
Title:	Chief Executive Officer

AYTU THERAPEUTICS LLC, a Delaware limited liability company, as a Borrower

By:	/s/ Joshua R. Disbrow
Name:	Joshua R. Disbrow
Title:	Chief Executive Officer

CHERRY CREEK THERAPEUTICS, INC., a Delaware corporation, as a Borrower

By:	/s/ Joshua R. Disbrow
Name:	Joshua R. Disbrow
Title:	Chief Executive Officer

Signature Page to Term Loan Note